                         ANNUAL REPORT / OCTOBER 31 1999

                        AIM GLOBAL GOVERNMENT INCOME FUND

                                  [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                    THE PARLIAMENT OF LONDON BY CLAUDE MONET

          TO PROVIDE A STEADY FLOW OF INCOME AND GROWTH OF CAPITAL FOR

               OUR SHAREHOLDERS, AIM GLOBAL GOVERNMENT INCOME FUND

          INVESTS IN GOVERNMENT DEBT SECURITIES OF THE HIGHEST QUALITY

         AND SAFETY. THE PARLIAMENT OF LONDON, PICTURED HERE, IS REPRE-

         SENTATIVE OF THE INHERENT STABILITY OF THE COUNTRIES IN WHICH

                               THE FUND INVESTS.

                     -------------------------------------

AIM Global Government Income Fund is for shareholders who primarily seek a high level of current income, and secondarily seek capital appreciation and protection of principal. The fund invests primarily in high-quality U.S. and foreign government debt obligations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Government Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the period ended 9/30/99 (the most recent calendar quarter end), are as follows: for Class A shares, one year, -9.24%; five years, 4.61%; 10 years, 6.15%. For Class B shares, one year, -9.81%; five years, 4.64%; inception (10/22/92), 4.66%. For class C shares, inception (3/1/99), -3.64 %. For
    Advisor Class shares, one year, -4.28%; inception (6/1/95), 4.67%.
o Because Class C shares have been offered for less than one year (since 3/1/99), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o   Beginning 3/1/99, Advisor Class shares were closed to new investors.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.
o The fund's annualized distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o During the year ended 10/31/99, the fund paid distributions of $0.435 per Class A share, $0.376 per Class B share, $0.210 per Class C share and $0.465 per Advisor Class share.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM GLOBAL GOVERNMENT INCOME FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on October 31, 1998, saw a market dominated by
     THE FUND       large-capitalization stocks and high-quality bonds,
   APPEARS HERE]    especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                     -------------------------------------


                        AIM GLOBAL GOVERNMENT INCOME FUND

                        ANNUAL REPORT / MANAGERS' OVERVIEW

FUND REMAINS STABLE THROUGH GLOBAL DISINFLATION

HOW WOULD YOU CHARACTERIZE THE FIXED-INCOME CLIMATE OVER THE FISCAL YEAR, AND HOW DID AIM GLOBAL GOVERNMENT INCOME FUND FARE?
Sentiment has remained bearish across the fixed-income markets. The rise in bond yields and the resulting drop in prices has caused performance in most sectors to suffer this year. The fund's total return for the year ended October 31, 1999, was -3.97% for Class A shares, -4.62% for Class B shares and -3.73% for Advisor Class shares. Class C shares commenced sales March 1, 1999, and produced cumulative total return of -2.80% through the end of the fiscal year. The fund's benchmark, the J.P. Morgan Global Government Bond Index, had a return of 1.94% over the 12-month period. These returns are at net asset value, without a sales charge.
    The fund produced a high level of current income throughout the reporting period. As of October 31, 1999, the fund's 30-day distribution rate at net asset value was 5.13% for Class A shares, 4.40% for Class B and C shares and 5.47% for Advisor Class shares. The fund's 30-day SEC yield at maximum offering price was 4.23% for Class A shares, 3.81% for Class B and Class C shares and 4.77% for Advisor Class shares.

HOW WAS THE FUND STRUCTURED AT THE END OF THE FISCAL YEAR?
As of October 31, the fund had 24 holdings, with total net assets divided as follows: international government bonds, 50.12%; domestic government bonds, 18.64%; international corporate bonds, 15.91%; domestic corporate bonds, 7.23% and cash/cash equivalents, 8.10%.

NOTWITHSTANDING OVERALL BOND MARKET VOLATILITY, WHAT FACTORS INFLUENCED FUND PERFORMANCE?
A primary factor that hindered the fund's performance during the reporting period was rising interest rates. In addition, our global bond portfolio maintained an overall duration of 6.4 years, which was moderately greater than that of the index at 5.6 years. In an environment with rising interest rates, the slightly longer duration of our fund negatively impacted performance.
    The lack of exposure to the Japanese yen for most of the fiscal year also detracted from relative performance. We did not capitalize on the yen's sharp rally in the third quarter of this year. We adjusted the portfolio to recoup some of that exposure and the fund gained considerable ground compared with both the fund's index and its peer group.

HAVE YOU REGAINED CONFIDENCE IN JAPAN AS ITS ECONOMIC ENVIRONMENT IMPROVES? Japan was among the few developed countries to post positive returns in the global bond market this year. While performance in Japanese bonds was strong this year, better than 10% unhedged, there are fundamental reasons why optimism may be shortsighted.
    We believe the rapid deterioration in Japan's public finances will be the dominant factor influencing the Japanese bond market going forward. Further, we believe the yen, relative to the dollar, remains at risk as the government may weaken its currency to keep the economic recovery going.
    We are outright bearish in our Japan outlook. We believe several developing markets represent attractive opportunities. In this environment, we will continue our efforts to position the fund to capitalize on market trends while providing a high degree of safety and a steady flow of income for our shareholders.

WHAT KINDS OF TRENDS HAVE YOU NOTICED INTERNATIONALLY?
There's virtually been a synchronization of growth worldwide, whereas previously, the United States led the way. The resurgence of global growth has caused investors and governments to worry about the potential for higher inflation. To date, however, inflation has remained relatively flat, confounding expectations.

HOW IS THE GLOBAL ENVIRONMENT FOR BONDS?
The Federal Reserve Board (the Fed), the European Central Bank and the Bank of England all kept rates unchanged while they waited for further evidence of inflationary pressures. With the ever-present threat of higher interest rates looming, bonds have been unable to rally.
    Our bias has been to buy into this weakness, favoring the U.S. market over foreign bond markets. This view is predicated on the long-term theme of disinfla-


                     -------------------------------------

                       THERE'S VIRTUALLY BEEN A SYNCHRO-

                         NIZATION OF GROWTH WORLDWIDE,

                         WHEREAS PREVIOUSLY, THE UNITED

                               STATES LED THE WAY.

                     -------------------------------------


          See important fund and index disclosures inside front cover.


                        AIM GLOBAL GOVERNMENT INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of October 31, 1999, based on total net assets

======================================================================================
TOP FIVE COUNTRIES        TOP FIVE BOND HOLDINGS          COUPON     MATURITY      %
--------------------------------------------------------------------------------------
1. United States   26%    1. Bundesrepublik Deutschland   6.000%      01/06      11.44

2. Euroland        23     2. UBS Jersey (U.K.)            8.750       06/05      10.19

3. Denmark         11     3. U.S. Treasury Bonds          6.375       08/27       7.55

4. Switzerland     10     4. Buoni Poliennali Del Tesoro  7.250       11/26       5.99

5. United Kingdom   6     5. FNMA                         7.500       11/29       5.99
======================================================================================


BOND ALLOCATION BY SECTOR
================================================================================
INTERNATIONAL GOVERNMENT       50.12%

DOMESTIC CORPORATE              7.23%

DOMESTIC GOVERNMENT            18.64%

CASH/CASH EQUIVALENTS           8.10%

INTERNATIONAL CORPORATE        15.91%

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

tion. Market action ran counter to the long-term trend due to persisting concerns that strong growth would lead to higher inflation.
    Two of the better-performing bond markets were Canada and the United Kingdom, and the fund benefited from its exposure to these markets. The U.K. bond market got a boost from low inflation, and the Bank of England acted diligently to keep it in check.

HOW HAS THE EURO EMERGED IN THE BOND MARKET?
Euroland bonds performed poorly as the economy languished before showing signs of picking up toward the end of the fiscal year. We offset our euro exposure by reinvesting the proceeds into the base currency of U.S. dollars for roughly the first half of the year. This strategy helped reduce currency risk and protect capital.
    The euro increases price transparency, one more factor helping the long-term disinflation story. It's certainly too soon to tell whether the euro will succeed. That will take quite a few years to assess. The euro forges a historic business environment, and we will continue to monitor its development.

WHAT WERE THE CIRCUMSTANCES SURROUNDING THE DOMESTIC BOND MARKET'S PERFORMANCE? This year has been the worst year for bonds in the United States since 1994, and the second worst year on record. Investors were concerned that continued strong economic growth would prompt the Fed to raise interest rates to keep inflation at bay, and this had an unsettling effect on the bond market.
    The continued strength of the U.S. economy is still not producing inflationary pressure, and the Fed has emphasized that the mix of strong growth and low inflation should foster greater productivity.

WHAT IS YOUR OUTLOOK FOR THE IMMEDIATE FUTURE?
We expect continued volatility initially, but over the long term, we foresee positive fundamentals. We've seen interest rate hikes on both sides of the Atlantic during the reporting period, and there are probably further hikes to come. That provides a negative background for bonds in the near term since yields may be higher in the future.
    We think the six- to 12-month view of interest rates is overly pessimistic. Once the near-term worries are worked out, the market will be able to focus on the positive inflation fundamentals. We maintain a bullish bias and expect returns to be positive.

          See important fund and index disclosures inside front cover.


                        AIM GLOBAL GOVERNMENT INCOME FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL GOVERNMENT INCOME FUND VS. BENCHMARK INDEX

3/29/88-10/31/99

in thousands
================================================================================
                 AIM Global
                 Government        J.P Morgan
                 Income            Global Gov-
                 Fund, Class       ernment
                 A Shares          Bond Index
--------------------------------------------------------------------------------
3/88              9525              10000
10/88             9589              10241.5
10/89             10345             10746.4
10/90             11579             11915.8
10/91             12666             13254.8
10/92             13465             14922.2
10/93             16413             16563.6
10/94             14958             16998.6
10/95             16337             19607.9
10/96             17501             20805.2
10/97             18337             21530.6
10/98             20207             24325.1
10/99             19405             23606.6

Past performance cannot guarantee comparable future results.

Source: Bloomberg.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart compares your fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your fund compared to the bond market over the period 3/29/88-10/31/99. (Please note that the index's performance figures are for the period 3/31/88-10/31/99.) It is important to understand differences between your fund and this index. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the J.P. Morgan Global Government Bond Index. Unlike your fund, an index is not managed, incurring no sales charge, expenses or fees. But if you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.



AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
10 Years                         5.98%
  5 years                        4.32
  1 year                        -8.56*
* -3.97% excluding sales charge

CLASS B SHARES
Inception (10/22/92)             4.61
  5 years                        4.31
  1 year                        -9.19*
* -4.62% excluding sales charge

CLASS C SHARES
Inception (3/1/99)              -3.75

ADVISOR CLASS SHARES*
Inception (6/1/95)               4.58
  1 year                        -3.73

* Beginning March 1, 1999, Advisor Class shares were closed to new investors. Sales charges do not apply.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.


                        AIM GLOBAL GOVERNMENT INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                     PRINCIPAL        MARKET
                                     AMOUNT(a)        VALUE
CORPORATE BONDS-15.91%

AUSTRALIA-1.40%

KFW International Finance
  (Investment Banking/Brokerage),
  Gtd. Unsec. Unsub. Bonds,
  7.25%, 07/16/07           AUD        3,100,000   $  1,987,002
---------------------------------------------------------------

GERMANY-1.56%

Bayerische Landesbank
  Girozentrale (Banks- Money
  Center), Unsec. Sub. Notes,
  5.875%, 12/01/08                     2,400,000      2,213,702
---------------------------------------------------------------

SWITZERLAND-10.19%

UBS Jersey
  (Financial-Diversified), Sub.
  Bonds, 8.75%, 06/20/05      GBP      8,200,000     14,475,660
---------------------------------------------------------------

TUNISIA-2.76%

Banque Cent de Tunisie
  (Banks-Money Center), Unsec.
  Bonds, 8.25%, 09/19/27               4,750,000      3,916,214
---------------------------------------------------------------
    Total Corporate Bonds (Cost
      $23,886,964)                                   22,592,578
---------------------------------------------------------------

GOVERNMENT BONDS & NOTES-45.37%

CANADA-3.59%

Canadian Government, Bonds,
  6.00%, 06/01/08             CAD      7,520,000      5,092,848
---------------------------------------------------------------

DENMARK-5.88%

Kingdom of Denmark, Bonds, 7.00%,
  11/10/24                       DKK    53,300,000    8,345,569
---------------------------------------------------------------

GERMANY-11.44%

Bundesrepublik Deutschland,
  Bonds, 6.00%, 01/05/06      EUR     14,650,000     16,246,489
---------------------------------------------------------------

GREECE-6.44%

Hellenic Republic, Bonds
  9.20%, 03/21/02
    GRD                            2,210,000,000      7,223,898
---------------------------------------------------------------
  8.80%, 06/19/07             GRD    550,000,000      1,914,372
---------------------------------------------------------------
                                                      9,138,270
---------------------------------------------------------------

ITALY-10.09%

Buoni Poliennali del Tesoro,
  Deb., 8.50%, 01/01/04       EUR      4,890,000      5,817,747
---------------------------------------------------------------
  Bonds, 7.25%, 11/01/26      EUR      7,000,000      8,503,343
---------------------------------------------------------------
                                                     14,321,090
---------------------------------------------------------------

UNITED KINGDOM-5.93%

United Kingdom Treasury, Gtd.
  Bonds, 9.00%, 10/13/08      GBP      4,190,000      8,425,473
---------------------------------------------------------------

URUGUAY-2.00%

Republica Orient Uruguay, Unsec.
  Bonds, 7.875%, 07/15/27              3,000,000      2,842,500
---------------------------------------------------------------
    Total Government Bonds &
      Notes (Cost $72,124,983)                       64,412,239
---------------------------------------------------------------

                                     PRINCIPAL        MARKET
                                     AMOUNT(a)        VALUE

MORTGAGE BACKED NOTES-4.75%

DENMARK-4.75%

Realkredit Danmark A/S (Banking),
  6.00%, 10/01/26 (Cost
  $7,313,393)        DKK              50,414,000   $  6,748,531
---------------------------------------------------------------

ASSET-BACKED SECURITIES-7.23%

BANKS (MONEY CENTER)-2.45%

First USA Credit Card Master
  Trust, Sub. Series 1998-3 C
  Floating Rate Notes, 5.356%,
  02/18/04(b)                          3,500,000      3,481,953
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-1.28%

Contimortgage Home Equity Loan
  Trust, Sub. Series 1999-2 B
  Notes, 8.50%, 04/25/29(b)            2,000,000      1,818,437
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-3.50%

Fingerhut Master Trust, Sub.
  Series 1998-1 C Floating Rate
  Notes, 5.738%, 02/15/05(b)           5,000,000      4,958,594
---------------------------------------------------------------
    Total Asset-Backed Securities
      (Cost $10,257,846)                             10,258,984
---------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-9.86%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.71%

Pass Through Certificates,
  8.50%, 03/01/10                        971,355      1,007,470
---------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-9.15%

Pass Through Certificates-TBA,
  7.50%, 11/01/29(c)                   8,500,000      8,502,635
---------------------------------------------------------------
Sr. Unsub. Notes,
  6.375%, 08/15/07            AUD      7,300,000      4,488,457
---------------------------------------------------------------
                                                     12,991,092
---------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $14,779,756)                                   13,998,562
---------------------------------------------------------------

U.S. TREASURY SECURITIES-8.78%

U.S. TREASURY NOTES-1.23%

  5.625%, 05/15/08                     1,800,000      1,737,378
---------------------------------------------------------------

U.S. TREASURY BONDS-7.55%

  6.375%, 08/15/27(d)                 10,750,000     10,720,760
---------------------------------------------------------------
    Total U.S. Treasury
      Securities (Cost
      $12,937,328)                                   12,458,138
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
MONEY MARKET FUNDS-6.46%

STIC Liquid Assets Portfolio(e)        4,587,352   $  4,587,352
---------------------------------------------------------------
STIC Prime Portfolio(e)                4,587,352      4,587,352
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $9,174,704)                               9,174,704
---------------------------------------------------------------
TOTAL INVESTMENTS-98.36%                            139,643,736
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.64%                                   2,323,523
---------------------------------------------------------------
NET ASSETS-100.00%                                 $141,967,259
===============================================================

Investment Abbreviations:

AUD     -  Australian Dollar
CAD     -  Canadian Dollar
Deb.    -  Debentures
DKK     -  Danish Krone
EUR     -  Euro
GBP     -  British Pound Sterling
GRD     -  Greek Drachma
Gtd.    -  Guaranteed
Sr.     -  Senior
Sub.    -  Subordinated
TBA     -  To Be Announced
Unsec.  -  Unsecured
Unsub.  -  Unsubordinated
USD     -  U.S. Dollar

Notes to Schedule of Investments:

(a) Principal amount in U.S. Dollars, except as otherwise indicated.
(b) The coupon rate shown on floating rate note represents rate at period end.
(c) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section F.
(d) The principal balance was pledged as collateral to cover securities purchased on a forward commitment basis.
(e) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $150,474,974)       $139,643,736
------------------------------------------------------------
Foreign currencies, at value (cost $7,789,654)     8,143,813
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   213,493
------------------------------------------------------------
  Dividends and interest                           3,282,169
------------------------------------------------------------
Other assets                                           8,228
------------------------------------------------------------
    Total assets                                 151,291,439
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            8,524,792
------------------------------------------------------------
  Fund shares reacquired                             407,460
------------------------------------------------------------
  Forward contracts                                   20,290
------------------------------------------------------------
Accrued advisory fees                                 86,440
------------------------------------------------------------
Accrued accounting services fees                       4,247
------------------------------------------------------------
Accrued distribution fees                             92,478
------------------------------------------------------------
Accrued trustees' fees                                 2,483
------------------------------------------------------------
Accrued operating expenses                           185,990
------------------------------------------------------------
    Total liabilities                              9,324,180
------------------------------------------------------------
Net assets applicable to shares outstanding     $141,967,259
============================================================

NET ASSETS:

Class A                                         $ 85,669,094
============================================================
Class B                                         $ 55,849,297
============================================================
Class C                                         $    242,724
============================================================
Advisor Class                                   $    206,144
------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           10,462,287
============================================================
Class B                                            6,821,145
============================================================
Class C                                               29,660
============================================================
Advisor Class                                         25,070
------------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                       $       8.19
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.19 / 95.25%)         $       8.60
------------------------------------------------------------
Class B:
  Net asset value and offering price per share  $       8.19
------------------------------------------------------------
Class C:
  Net asset value and offering price per share  $       8.18
------------------------------------------------------------
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       8.22
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Interest                                         $10,916,810
------------------------------------------------------------
Dividend                                               9,622
------------------------------------------------------------
Securities lending                                    38,923
------------------------------------------------------------
    Total investment income                       10,965,355
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,272,103
------------------------------------------------------------
Accounting services fees                              55,858
------------------------------------------------------------
Custodian fees                                        83,324
------------------------------------------------------------
Distribution fees -- Class A                         363,720
------------------------------------------------------------
Distribution fees -- Class B                         710,164
------------------------------------------------------------
Distribution fees -- Class C                           1,320
------------------------------------------------------------
Interest (Note 5)                                     62,649
------------------------------------------------------------
Trustees' fees                                        15,984
------------------------------------------------------------
Transfer agent fees -- Class A                       140,477
------------------------------------------------------------
Transfer agent fees -- Class B                        95,998
------------------------------------------------------------
Transfer agent fees -- Class C                           266
------------------------------------------------------------
Transfer agent fees -- Advisor Class                     633
------------------------------------------------------------
Printing fees                                        215,029
------------------------------------------------------------
Other                                                116,476
------------------------------------------------------------
    Total expenses                                 3,134,001
------------------------------------------------------------
Less: Expenses paid indirectly                        (2,214)
------------------------------------------------------------
    Net expenses                                   3,131,787
------------------------------------------------------------
Net investment income                              7,833,568
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (3,878,935)
------------------------------------------------------------
  Foreign currencies                                (540,747)
------------------------------------------------------------
  Forward currency contracts                       1,386,145
------------------------------------------------------------
                                                  (3,033,537)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (12,237,893)
------------------------------------------------------------
  Foreign currencies                                 241,116
------------------------------------------------------------
  Forward currency contracts                         (69,604)
------------------------------------------------------------
                                                 (12,066,381)
------------------------------------------------------------
  Net gain (loss) from investment securities,
    foreign currencies and forward currency
    contracts                                    (15,099,918)
------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                $(7,266,350)
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999             1998
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $   7,833,568    $  14,544,704
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and forward currency contracts            (3,033,537)      11,183,037
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    currency contracts                                          (12,066,381)      (2,416,473)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 (7,266,350)      23,311,268
--------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                        (5,214,153)      (8,450,756)
--------------------------------------------------------------------------------------------
  Class B                                                        (3,093,713)      (5,569,246)
--------------------------------------------------------------------------------------------
  Class C                                                            (5,619)              --
--------------------------------------------------------------------------------------------
  Advisor Class                                                     (24,763)         (22,257)
--------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       (26,367,395)     (37,966,528)
--------------------------------------------------------------------------------------------
  Class B                                                       (29,686,097)     (40,171,903)
--------------------------------------------------------------------------------------------
  Class C                                                           255,619               --
--------------------------------------------------------------------------------------------
  Advisor Class                                                    (170,615)         300,289
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (71,573,086)     (68,569,133)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           213,540,345      282,109,478
--------------------------------------------------------------------------------------------
  End of period                                               $ 141,967,259    $ 213,540,345
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 282,651,180    $ 338,619,386
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               469,694               --
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and forward currency
    contracts                                                  (130,631,972)    (126,623,779)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward currency
    contracts                                                   (10,521,643)       1,544,738
--------------------------------------------------------------------------------------------
                                                              $ 141,967,259    $ 213,540,345
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Government Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary investment objective is growth of capital and protection of principal.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
        On October 31, 1999, paid-in capital increased by $282, undistributed net investment income increased by $974,374, and undistributed net realized losses was decreased by $974,656 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $130,001,314 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not
     previously utilized, in the year 2007. D.   Foreign Currency Translations
     -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   SETTLEMENT                CONTRACT TO      CONTRACT TO                 UNREALIZED
   DATE                        DELIVER          RECEIVE       VALUE      DEPRECIATION
   ----------             -----------------   -----------   ----------   ------------
   01/24/00               CAD     8,000,000   $ 5,427,408   $5,447,698     $(20,290)
   ----------------------------------------------------------------------------------

F. Mortgage Dollar Rolls -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
H. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
I. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $55,858 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund.

For the year ended October 31, 1999, AFS was paid $196,597 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $363,720, $710,164 and $1,320, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $10,533 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $418 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $2,214 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,214 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $1,145,937 with a weighted average interest rate of 5.47%. Interest expense for the Fund for the year ended October 31, 1999 was $62,649.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, there were no securities on loan to brokers. For the year ended October 31, 1999, the Fund received fees of $38,923 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $179,706,395 and $245,341,305, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $    241,589
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (11,703,485)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $(11,461,896)
---------------------------------------------------------
Cost of investments for tax purposes is $151,105,632.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   ------------
Sold:

  Class A                                                      10,753,759   $  95,017,270    82,946,586   $720,078,445
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,683,644      14,905,906    33,203,356    287,724,801
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         28,983         250,000            --             --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                    56,528         507,460       397,514      3,461,130
----------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of dividends:

  Class A                                                         385,899       3,327,811       537,397      4,673,843
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         217,787       1,880,996       342,811      2,983,470
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                            677           5,619            --             --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     2,482          21,819         2,169         19,000
----------------------------------------------------------------------------------------------------------------------

Reacquired:

  Class A                                                     (14,190,581)   (124,712,476)  (87,859,651)  (762,718,816)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,321,253)    (46,472,999)  (38,124,508)  (330,880,174)
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   (80,666)       (699,894)     (366,368)    (3,179,841)
----------------------------------------------------------------------------------------------------------------------
                                                               (6,462,741)  $ (55,968,488)   (8,920,694)  $(77,838,142)
======================================================================================================================

*  Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                              1999(a)    1998(a)     1997(a)     1996(a)     1995(a)
                                                              -------    --------    --------    --------    --------
Net asset value, beginning of period                          $ 8.97     $   8.62    $   8.74    $   8.81    $   8.63
--------------------------------------------------------      -------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                         0.41         0.54        0.52        0.57        0.62
--------------------------------------------------------      -------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments       (0.76)        0.32       (0.13)       0.03        0.15
--------------------------------------------------------      -------    --------    --------    --------    --------
    Net increase (decrease) from investment operations         (0.35)        0.86        0.39        0.60        0.77
--------------------------------------------------------      -------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                   (0.43)       (0.16)      (0.31)      (0.57)      (0.59)
--------------------------------------------------------      -------    --------    --------    --------    --------
  From net realized gain on investments                           --           --          --       (0.10)         --
--------------------------------------------------------      -------    --------    --------    --------    --------
  In excess of net investment income                              --        (0.35)      (0.20)         --          --
--------------------------------------------------------      -------    --------    --------    --------    --------
    Total distributions                                        (0.43)       (0.51)      (0.51)      (0.67)      (0.59)
--------------------------------------------------------      -------    --------    --------    --------    --------
Net asset value, end of period                                $ 8.19     $   8.97    $   8.62    $   8.74    $   8.81
========================================================      =======    ========    ========    ========    ========
Total return(b)                                                (3.97)%      10.20%       4.78%       7.11%       9.22%
========================================================      =======    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $85,669    $121,268    $154,272    $240,945    $385,404
========================================================      =======    ========    ========    ========    ========
Ratio of net investment income to average net assets:           4.72%(c)     6.06%       6.04%       6.52%       6.98%
========================================================      =======    ========    ========    ========    ========
Ratio of expenses to average net assets (excluding
  interest expense):                                             1.49%(c)    1.52%       1.51%       1.39%       1.38%
========================================================      =======    ========    ========    ========    ========
Ratio of interest expense to average net assets                 0.04%        0.29%         --          --          --
========================================================      =======    ========    ========    ========    ========
Portfolio turnover rate                                          110%         305%        241%        268%        385%
========================================================      =======    ========    ========    ========    ========


(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $103,919,944.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                              1999(a)    1998(a)    1997(a)     1996(a)     1995(a)
                                                              -------    -------    --------    --------    --------
Net asset value, beginning of period                          $ 8.97     $ 8.62     $   8.74    $   8.80    $   8.64
--------------------------------------------------------      ------     ------     --------    --------    --------
Income from investment operations:
  Net investment income                                         0.35       0.47         0.46        0.51        0.55
--------------------------------------------------------      ------     ------     --------    --------    --------
  Net realized and unrealized gain (loss) on investments       (0.75)      0.34        (0.12)       0.04        0.14
--------------------------------------------------------      ------     ------     --------    --------    --------
  Net increase (decrease) from investment operations           (0.40)      0.81         0.34        0.55        0.69
--------------------------------------------------------      ------     ------     --------    --------    --------
Distributions to shareholders:
  From net investment income                                   (0.38)     (0.11)       (0.28)      (0.51)      (0.53)
--------------------------------------------------------      ------     ------     --------    --------    --------
  From net realized gain on investments                           --         --           --       (0.10)         --
--------------------------------------------------------      ------     ------     --------    --------    --------
  In excess of net investment income                              --      (0.35)       (0.18)         --          --
--------------------------------------------------------      ------     ------     --------    --------    --------
    Total distributions                                        (0.38)     (0.46)       (0.46)      (0.61)      (0.53)
--------------------------------------------------------      ------     ------     --------    --------    --------
Net asset value, end of period                                $ 8.19     $ 8.97     $   8.62    $   8.74    $   8.80
========================================================      ======     ======     ========    ========    ========
Total return(b)                                                (4.62)%     9.65%        4.00%       6.54%       8.22%
========================================================      ======     ======     ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $55,849    $91,852    $127,722    $166,577    $235,481
========================================================      ======     ======     ========    ========    ========
Ratio of net investment income (loss) to average net assets:    4.07%(c)   5.41%        5.39%       5.87%       6.33%
========================================================      ======     ======     ========    ========    ========
Ratio of expenses to average net assets (excluding interest
  expense):                                                     2.14%(c)   2.17%        2.16%       2.04%       2.03%
========================================================      ======     ======     ========    ========    ========
Ratio of interest expense to average net assets                 0.04%      0.29%          --          --          --
========================================================      ======     ======     ========    ========    ========
Portfolio turnover rate                                          110%       305%         241%        268%        385%
========================================================      ======     ======     ========    ========    ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $71,016,370.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                        CLASS C                               ADVISOR CLASS
                                                  -------------------    --------------------------------------------------------
                                                                                                                     JUNE 1, 1995
                                                                                  YEAR ENDED OCTOBER 31,                  TO
                                                   MARCH 1, 1999 TO      ----------------------------------------    OCTOBER 31,
                                                  OCTOBER 31, 1999(a)    1999(a)    1998(a)    1997(a)    1996(a)      1995(a)
                                                  -------------------    -------    -------    -------    -------    ------------
Net asset value, beginning of period                    $ 8.63           $ 9.00     $ 8.61     $ 8.73     $ 8.80        $ 8.98
----------------------------------------------          ------           ------     ------     ------     ------        ------
Income from investment operations:
  Net investment income                                   0.20             0.45       0.56       0.55       0.60          0.26
----------------------------------------------          ------           ------     ------     ------     ------        ------
  Net realized and unrealized gain (loss) on
    investments                                          (0.44)           (0.77)      0.37      (0.13)      0.03         (0.19)
----------------------------------------------          ------           ------     ------     ------     ------        ------
    Net increase (decrease) from investment
      operations                                         (0.24)           (0.32)      0.93       0.42       0.63          0.07
----------------------------------------------          ------           ------     ------     ------     ------        ------
Distributions to shareholders:
  From net investment income                             (0.21)           (0.46)     (0.19)     (0.33)     (0.60)        (0.25)
----------------------------------------------          ------           ------     ------     ------     ------        ------
  From net realized gain on investments                     --               --         --         --      (0.10)           --
----------------------------------------------          ------           ------     ------     ------     ------        ------
  In excess of net investment income                        --               --      (0.35)     (0.21)        --            --
----------------------------------------------          ------           ------     ------     ------     ------        ------
    Total distributions                                  (0.21)           (0.46)     (0.54)     (0.54)     (0.70)        (0.25)
----------------------------------------------          ------           ------     ------     ------     ------        ------
Net asset value, end of period                          $ 8.18           $ 8.22     $ 9.00     $ 8.61     $ 8.73        $ 8.80
==============================================          ======           ======     ======     ======     ======        ======
Total return(b)                                          (2.80)%          (3.73)%    11.18%      5.15%      7.49%         0.83%
==============================================          ======           ======     ======     ======     ======        ======
Ratios and supplemental data:
Net assets, end of period (in 000's)                    $  243           $  206     $  421     $  116     $   86        $  131
==============================================          ======           ======     ======     ======     ======        ======
Ratio of net investment income (loss) to average
  net assets:                                             4.07%(c)         5.07%(d)   6.41%      6.39%      6.87%         7.33%(e)
==============================================          ======           ======     ======     ======     ======        ======
Ratio of expenses to average net assets
  (excluding interest expense):                           2.14%(c)         1.14%(d)   1.17%      1.16%      1.04%         1.03%(e)
==============================================          ======           ======     ======     ======     ======        ======
Ratio of interest expense to average net assets           0.04%            0.04%      0.29%        --         --            --
==============================================          ======           ======     ======     ======     ======        ======
Portfolio turnover rate                                    110%             110%       305%       241%       268%          385%
==============================================          ======           ======     ======     ======     ======        ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $196,715.
(d)  Ratios are based on average net assets of $468,333.
(e)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Government Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Government Income Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND
C. Derek Anderson                               Robert H. Graham                    11 Greenway Plaza
President, Plantagenet Capital                  Chairman and President              Suite 100
Management, LLC (an investment                                                      Houston, TX 77046
partnership); Chief Executive Officer,          Dana R. Sutton
Plantagenet Holdings, Ltd.                      Vice President and Treasurer        INVESTMENT MANAGER
(an investment banking firm)
                                                Samuel D. Sirko                     A I M Advisors, Inc.
Frank S. Bayley                                 Vice President and Secretary        11 Greenway Plaza
Partner, law firm of                                                                Suite 100
Baker & McKenzie                                Melville B. Cox                     Houston, TX 77046
                                                Vice President
Robert H. Graham                                                                    SUB-ADVISOR
President and Chief Executive Officer,          Gary T. Crum
A I M Management Group Inc.                     Vice President                      INVESCO Asset Management Ltd.
                                                                                    11 Devonshire Square
Ruth H. Quigley                                 Carol F. Relihan                    London EC2M 4YR
Private Investor                                Vice President                      England

                                                Mary J. Benson                      TRANSFER AGENT
                                                Assistant Vice President and
                                                Assistant Treasurer                 A I M Fund Services, Inc.
                                                                                    P.O. Box 4739
                                                Sheri Morris                        Houston, TX 77210-4739
                                                Assistant Vice President and
                                                Assistant Treasurer                 CUSTODIAN

                                                Nancy L. Martin                     State Street Bank and Trust Company
                                                Assistant Secretary                 225 Franklin Street
                                                                                    Boston, MA 02110
                                                Ofelia M. Mayo
                                                Assistant Secretary                 COUNSEL TO THE FUND

                                                Kathleen J. Pflueger                Kirkpatrick & Lockhart LLP
                                                Assistant Secretary                 1800 Massachusetts Avenue, N.W.
                                                                                    Washington, D.C. 20036-1800

                                                                                    COUNSEL TO THE TRUSTEES

                                                                                    Paul, Hastings, Janofsky & Walker LLP
                                                                                    Twenty Third Floor
                                                                                    555 South Flower Street
                                                                                    Los Angeles, CA 90071

                                                                                    DISTRIBUTOR

                                                                                    A I M Distributors, Inc.
                                                                                    11 Greenway Plaza
                                                                                    Suite 100
                                                                                    Houston, TX 77046

                                                                                    AUDITORS

                                                                                    PricewaterhouseCoopers LLP
                                                                                    160 Federal St.
                                                                                    Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

AIM Global Government Income Fund paid ordinary dividends in the amount of $0.435, $0.376, $0.210 and $0.465 per share to Class A, Class B, Class C and Advisor Class shareholders, respectively during the Fund's tax year ended October 31, 1999. Of these amounts, 0.01% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               MONEY MARKET FUNDS                          A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Money Market Fund                       leadership in the mutual-fund industry since
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund                    1976 and managed approximately $120 billion
AIM Capital Development Fund                                                           in assets for more than 6.4 million
AIM Constellation Fund                     INTERNATIONAL GROWTH FUNDS                  shareholders, including individual
AIM Dent Demographic Trends Fund           AIM Advisor International Value Fund        investors, corporate clients and financial
AIM Large Cap Growth Fund                  AIM Asian Growth Fund                       institutions, as of September 30, 1999.
AIM Mid Cap Equity Fund                    AIM Developing Markets Fund                     The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                    AIM Euroland Growth Fund(4)                 Trademark-- is distributed nationwide, and
AIM Mid Cap Opportunities Fund             AIM European Development Fund               AIM today is the 10th-largest mutual fund
AIM Select Growth Fund                     AIM International Equity Fund               complex in the United States in assets under
AIM Small Cap Growth Fund(2)               AIM Japan Growth Fund                       management, according to Strategic Insight,
AIM Small Cap Opportunities Fund(3)        AIM Latin American Growth Fund              an independent mutual fund monitor.
AIM Value Fund                             AIM New Pacific Growth Fund
AIM Weingarten Fund
                                           GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                      AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                      AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund               GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                          AIM Global Growth & Income Fund
AIM Basic Value Fund                       AIM Global Utilities Fund
AIM Charter Fund
                                           GLOBAL INCOME FUNDS
INCOME FUNDS                               AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                     AIM Global Government Income Fund
AIM High Yield Fund                        AIM Global Income Fund
AIM High Yield Fund II                     AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund           THEME FUNDS
AIM Limited Maturity Treasury Fund         AIM Global Consumer Products and Services Fund
                                           AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                      AIM Global Health Care Fund
AIM High Income Municipal Fund             AIM Global Infrastructure Fund
AIM Municipal Bond Fund                    AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund             AIM Global Trends Fund(6)

(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               GGVI-AR 1